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                         LOAN AGREEMENT
                         --------------

THIS AGREEMENT dated as of the 14th day of August, 2001


BETWEEN:
                COYOTE VENTURES CORP., a company
                incorporated under the laws of  the
                State of Nevada

                (hereinafter called  the "Borrower")

                OF THE FIRST PART

AND:
                KORINA HOUGHTON, of 1238 Melville Street, Suite 1205 Vancouver, BC, Canada V6E 4N2

                (hereinafter called the "Lender")

                OF THE SECOND PART


WHEREAS:

A. The Borrower has requested that the Lender lend $20,000 to the Borrower;

B. The Lender has agreed to lend such sum to the Borrower subject to the terms and upon the conditions hereinafter set forth.


NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of $1.00 paid by each party to the other (the receipt of which is hereby acknowledged) the parties hereto mutually covenant and agree as follows:


1.       INTERPRETATION
         --------------

1.1 Definitions. Where used herein or in any amendment hereto each of the following words and phrases shall have the meanings set forth as follows:

     (a) "Agreement" means this Loan Agreement including the Schedules hereto together with any amendments hereof;

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     (b)  "Closing Date" means the date of execution of the Agreement;

     (c)  "Event of Default" means any event set forth in paragraph 6.1;

     (d) "Loan" means the loan of $20,000 to be made by the Lender to the Borrower in accordance with this Agreement; and

     (e)  "Principal Sum" means the sum of $20,000.

1.2 Number and Gender. Wherever the singular or the masculine are used herein the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

1.3 Headings. The headings to the articles, paragraphs, subparagraphs or clauses of this Agreement are inserted for convenience only and shall not affect the construction hereof.

1.4 References. Unless otherwise stated a reference herein to a numbered or lettered article, paragraph, subparagraph or clause refers to the article, paragraph, subparagraph or clause bearing that number or letter in this Agreement. A reference to this Agreement or herein means this Loan Agreement, including the Schedule hereto, together with any amendments thereof.

1.5 Currency. All dollar amounts expressed herein refer to lawful currency of The United States of America.

2.	TERMS OF LOAN
-------------

2.1 Loan and Repayment. The Lender hereby agrees to lend to the Borrower the Principal Sum of $20,000. The Loan shall be made in United States currency and shall be repaid by the Borrower on or before December 31, 2002.

2.2 Interest. The Borrower shall pay on the amount of the Principal Sum, interest at a rate of 5% per year, payable on December 31, 2001. The Borrower shall pay interest at the aforesaid rate on all overdue interest.

2.3 Advances. The Principal shall be advanced by the lender on execution of this Agreement, in the form of certified cheque, bank draft or solicitors' trust cheque.

2.4 Pre-Payment. The Borrower may pre-pay all or any portion of the loan at any time.


3.       PROMISSORY NOTE, EXTENSIONS & WAIVER
         ------------------------------------

3.1 Loan. To evidence the Loan, the Borrower agrees to enter into a promissory note

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                                3

in the form attached hereto as Schedule "A".

3.2 Extensions. The Lender may grant extensions as the Lender may see fit without prejudice to the liability of the Borrower or to the Lender's rights under this Agreement or under the Promissory Note.

3.3 Waiver. The Lender may waive any breach by the Borrower of this Agreement or of any default by the Borrower in the observance or performance of any covenant or condition required to be observed or performed by the Borrower hereunder or under the Promissory Note. No failure or delay on the part of the Lender to exercise any right, power or remedy given herein or by statute or at law or in equity or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right, power or remedy, nor shall any waiver by the Lender be deemed to be a waiver of any subsequent similar or other event.


4.       REPRESENTATIONS AND WARRANTIES
         ------------------------------

4.1 Representations. The Borrower represents and warrants to the Lender, and acknowledges that the Lender is relying upon such representations and warranties in entering into this Agreement, as follows:

     (a) the Borrower has the capacity to enter into this Agreement, and the execution of this Agreement and the completion of the transactions contemplated hereby shall not be in violation any agreement to which the Borrower is a party; and

     (b) the Promissory Note has been duly executed by the Borrower and is enforceable against the Borrower in accordance with its terms.


5.       CLOSING ARRANGEMENTS
         --------------------

5.1 Conditions Precedent. The Lender's obligation to advance the Principal Sum to the Borrower shall be subject to the satisfaction of the following conditions:

     (a) the representations and warranties of the Borrower shall be true as of the date hereof and as of the Closing Date; and

     (b) the Borrower shall have complied with all of its obligations hereunder; and

The foregoing conditions precedent are inserted for the benefit of the Lender and may be waived in whole or in part by the Lender at any time prior to closing by delivering to the Borrower written notice to that effect.

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                                4

5.2 Time of Closing. The closing of the Loan shall take place on execution of this Loan Agreement.

5.3      Deliveries by the Lender.  On the Closing Date the
Lender shall deliver or cause to be delivered to the Borrower a certified cheque, bank draft or solicitors' trust cheque for the Principal Sum.


6.       EVENTS OF DEFAULT AND REMEDIES
         ------------------------------

6.1 Events of Default. Any one or more of the following events, whether or not any such event shall be voluntary or involuntary or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an Event of Default:

     (a) if the Borrower defaults in the payment of any monies due hereunder as and when the same is due;

     (b) if the Borrower defaults in the observance or performance of any other provision hereof;

     (c) if the Borrower commits an act of bankruptcy or makes a general assignment for the benefit of its creditors or otherwise acknowledges its insolvency; or

     (d) if the Borrower makes default in the due payment, performance or observance, in whole or in part, of any debt, liability or obligation of the Borrower to the Lender, whether secured hereby or otherwise.

6.2      Remedies Upon Default.  Upon the occurrence of any
Event of Default and at any time thereafter, provided that the Borrower has not by then remedied such Event of Default, the Lender may, in its discretion, by notice to the Borrower, declare this Agreement to be in default. At any time thereafter, while the Borrower shall not have remedied such Event of Default, the Lender, in its discretion, may:

     (a) declare the Loan and other monies owing by the Borrower to the Lender to be immediately due and payable;

     (b) demand payment from the Borrower and exercise all remedies available to the Lender.

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                                5

7.       MISCELLANEOUS
         -------------

7.1 Notices. Any notice required or permitted to be given under this Agreement or the Promissory Note shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, telecopier or other similar form of communication to the following addresses:

          The Borrower:         c/o O'Neill & Company
                                Suite 1880, 1055 West Georgia Street
                                Vancouver, BC, Canada   V6E 3P3


          The Lender:           1238 Melville Street, Suite 1205
                                Vancouver, BC, Canada V6E 4N2

Any notice so given shall:

     (a) if delivered, be deemed to have been given at the time of delivery;

     (b) if mailed by registered mail, be deemed to have been given on the fourth business day after and excluding the day on which it was so mailed, but should there be, at the time of mailing or between the time of mailing and the deemed receipt of the notice, a mail strike, slowdown or other labour dispute which might affect the delivery of such notice by the mails, then such notice shall be only effective if actually delivered; and

     (c) if sent by telegraph, telex, telecopier or other similar form of communication, be deemed to have been given or made on the first business day following the day on which it was sent.

Any party may give written notice of a change of address in the aforesaid manner, in which event such notice shall thereafter be given to such party as above provided at such changed address.

7.2 Amendments. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

7.3 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, pertaining to the subject matter hereof.

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                                6

7.4 Action on Business Day. If the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a business day, then such act or payment shall be performed or made on the first business day next following.

7.5 No Merger of Judgment. The taking of a judgment on any covenant contained herein or on any covenant set forth in any other security for payment of any indebtedness hereunder or performance of the obligations hereby secured shall not operate as a merger of any such covenant or affect the Lender's right to interest at the rate and times provided in this Agreement on any money owing to the Lender under any covenant herein or therein set forth and such judgment shall provide that interest thereon shall be calculated at the same rate and in the same manner as herein provided until such judgment is fully paid and satisfied.

7.6 Severability. If any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

7.7 Successors and Assigns. This Agreement shall enure to the benefit of and be binding upon all parties hereto and their respective heirs, personal representatives, successors and assigns, as the case may be.

7.9 Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the Province of British Columbia and the parties hereto agree to submit to the jurisdiction of the courts of British Columbia with respect to any legal proceedings arising herefrom.

7.10 Independent Legal Advice. This Agreement has been prepared by O'Neill & Company acting solely on behalf of the Borrower and the Lender acknowledges that she has been advised to obtain independent legal advice.

7.11      Time.  Time is of the essence of this Agreement.



      [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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                                7

7.12 Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and do not define, limit, enlarge or alter the meanings of any paragraph or clause herein.

7.13 Counterparts. This agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

THE BORROWER:

COYOTE VENTURES CORP.
by its authorized signatory:


/s/ Scott C. Houghton
________________________________
Scott C. Houghton


THE LENDER:

/s/ Korina Houghton
_______________________________
KORINA HOUGHTON


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                          SCHEDULE "A"


                        PROMISSORY NOTE
                        ---------------


EXECUTED BY:        COYOTE VENTURES CORP.
                    (the "Borrower")

IN FAVOUR OF:       KORINA HOUGHTON
                    (the "Lender")

PRINCIPAL AMOUNT:   $20,000 (U.S.)

DATE OF EXECUTION:  AUGUST 14, 2001

PLACE OF EXECUTION: VANCOUVER, BC, CANADA


FOR VALUE RECEIVED the Borrower hereby promises to pay to or to the order of the Lender on December 31, 2002, the principal sum of $20,000 (U.S.), together with interest thereon at the rate of 5% per annum, calculated and compounded annually, both before and after maturity from the date hereof.

The Borrower waives presentment, demand, notice, protest and notice of dishonour and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

The Borrower agrees this Promissory Note may be negotiated, assigned, discounted, or pledged by the Lender and in every case payment will be made to the holder of this Promissory Note instead of the Lender upon notice being given by the holder to the undersigned, and no holder of this Promissory Note will be affected by the state of accounts between the undersigned and the Lender or by any equities existing between the undersigned and the Lender and will be deemed to be a holder in due course and for the value of the Promissory Note held by him.

DATED at Vancouver, BC, this 14th day of August, 2001.

COYOTE VENTURES CORP.
by its authorized signatory



/s/ Scott Houghton
---------------------------------
Signature of Authorized Signatory

Scott Houghton
---------------------------------
Name of Authorized Signatory